Exhibit 99.1

ConnectM Explores Dual Capital Raises: Accredited Investor Offering and Rights Offering Ahead of Planned National Exchange Uplisting

Company Engages Moody Capital Solutions, Inc. to Conduct Testing-the-Waters Process and Evaluate Investor Demand for Potential Regulation A and Rule 506(c) Offerings

Potential Offerings May Include Common Stock, Dividend-Yielding Preferred Stock, Warrants and/or Dividend-Yielding Convertible Preferred Stock

MARLBOROUGH, Mass., April 23, 2026 (GLOBE NEWSWIRE) -- ConnectM Technology Solutions, Inc. (OTC: CNTM) (“ConnectM” or the “Company”), a constellation of technology-driven businesses powering the modern energy economy, today announced that it is exploring two potential capital raises ahead of a planned national exchange uplisting: a private placement for accredited investors under Rule 506(c) of Regulation D and a rights offering for existing shareholders under Regulation A.

The Company has engaged Moody Capital Solutions, Inc. to conduct a coordinated “testing-the-waters” process to gauge interest from both accredited investors and the Company’s existing shareholder base. Feedback from this process will inform the final structure, terms, and sizing of any potential offerings.

Contemplated Dual-Track Strategy

1.	Accredited Investor Offering (Rule 506(c)): A potential offering of securities directed exclusively toward accredited investors, utilizing general solicitation as permitted under federal securities laws.

2.	Rights Offering (Regulation A): A potential offering structured to provide existing shareholders with rights to purchase additional securities of the Company, together with customary over-subscription rights.

Strategic Capital Alignment

ConnectM is evaluating a versatile security mix that may include common stock, dividend-yielding preferred stock, warrants, and dividend-yielding convertible preferred stock. Management believes this dual-track structure offers a more capital-efficient and shareholder-aligned alternative to conventional equity financing, particularly as the Company works to bridge the current valuation gap.

“Building on the transformational results of 2025 where we delivered record revenue of $35.8 million and grew gross profit by 93%; we are committed to a disciplined, dual-track capital strategy designed to maximize long-term value for all stakeholders. By integrating a Regulation A rights offering alongside an institutional private placement under Rule 506(c), we are providing our existing shareholders with a proactive opportunity to maintain their proportional interest while simultaneously attracting the strategic institutional backing necessary to facilitate our NYSE American uplisting. This balanced approach ensures we are well-capitalized to fulfill our 2026 mandate of targeting $75 million in revenue and achieving positive EBITDA generation. We have already done the hard part of rebuilding; we are now scaling an AI-powered platform with over 130,000 connected assets and clear valuation levers” said Bhaskar Panigrahi, Chairman and CEO of ConnectM.

About ConnectM Technology Solutions, Inc.

ConnectM is a constellation of technology-driven businesses powering the modern energy economy. Through its Owned Service Network, Managed Solutions, Logistics, and Transportation segments, the Company delivers AI-powered electrification, distributed energy, last-mile delivery, and industrial IoT solutions to customers worldwide. For more information, visit www.connectm.com.

About Keen Labs

Keen Labs, a wholly owned technology subsidiary of ConnectM, develops the AI, control and energy intelligence platforms that underpin the Company’s solutions. Keen Labs’ portfolio includes industrial IoT hardware, the Hi-C™ line of hybrid energy storage systems, the Hi-E™ line of Lithium Iron Phosphate long duration and VPP enabling storage systems, smart heat pumps, and connected vehicle technologies, all integrated through its software platform to optimize performance across fleets, facilities and distributed energy assets. For more information, visit www.keenlabs.ai.

About Moody Capital Solutions, Inc.

Moody Capital Solutions, Inc. is a relationship-driven investment bank providing high-touch advisory services and disciplined transaction execution. The firm cultivates and actively maintains deep relationships across a broad network of institutional investors, top-tier law firms, and investor relations specialists—connections that support efficient deal structuring and seamless closings.

At Moody Capital, each client engagement is led directly by senior bankers from strategy through closing; the firm does not delegate core execution responsibilities to junior staff. Moody Capital’s senior bankers collectively bring more than 150 years of investment banking experience, including tenures at many of the leading large-cap and small-cap investment banks in the United States. For more information, please visit www.moodycapital.com.

Testing-the-Waters Disclosure

This press release relates to potential proposed offerings of securities by ConnectM Technology Solutions, Inc. (“ConnectM”) that have not yet commenced. ConnectM may use a “testing-the-waters” process to gauge potential investor interest in a contemplated Regulation A rights offering and a concurrent private placement under Rule 506(c) in accordance with applicable securities laws.

Regarding the potential rights offering, ConnectM is “testing the waters” under Regulation A of the Securities Act of 1933. No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A is filed with the SEC and qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. An indication of interest involves no obligation or commitment of any kind.

Any potential offering under Rule 506(c) will be made only to “accredited investors” as defined in Rule 501 of Regulation D. In accordance with Rule 506(c), all prospective investors will be required to undergo a formal verification process to confirm their status as accredited investors before any securities may be purchased. These securities will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall any sale of securities be made in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Moody Capital Solutions, Inc. is the investment bank engaged by ConnectM to conduct this testing-the-waters process and evaluate investor demand from eligible participants.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. All statements, other than statements of present or historical fact included in this press release, regarding our future financial performance and our strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. We caution you that the forward-looking statements contained herein are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. In addition, we caution you that the forward-looking statements regarding the Company contained in this press release are subject to the risks and uncertainties described in the “Cautionary Note Regarding Forward-Looking Statements” section of our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q that we file with the Securities and Exchange Commission. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ConnectM is under no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations

ConnectM Technology Solutions, Inc.

+1-617-395-1333

irpr@connectm.com

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